EXECUTION VERISON

SECOND AMENDMENT TO Revolving CREDIT AGREEMENT

THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (the “Second Amendment”) is dated as of February 4, 2022 (the “Effective Date”), by and among Koss Corporation, a Delaware Corporation (“Borrower”) and Town Bank, N.A.  (also known as Town Bank, “Bank”; Borrower and Bank are collectively referred to herein as the “Parties”) and amends a “Revolving Credit Agreement” dated as of May 14, 2019, as amended by a First Amendment to Revolving Credit Agreement dated as of January 28, 2021 (collectively, the “Credit Agreement”).

RECITALS

A.Borrower has requested and Bank has agreed, subject to the terms of this Second Amendment, to release the Bank’s assignment of two life insurance policies on John C. Koss.

B.Capitalized terms that are not otherwise defined herein shall take on the meaning given to such terms in the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the mutual agreements contained herein, the Parties agree as follows:

AMENDMENT

ARTICLE I.AMENDMENT TO CREDIT AGREEMENT

1.Amendment to Section 2.5 of the Credit Agreement.  Section 2.5 of the Credit Agreement is hereby amended by revising the definition of “Life Insurance Policies” to exclude the Northwestern Mutual life insurance policies on the life of John C. Koss (policy numbers: 10783517 and 6250469).

2.Amendment to Subsection 5.1(e) of the Credit Agreement.  Subsection 5.1(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(e)Within forty-five (45) calendar days after the end of each calendar year, copies of life insurance policy illustrations for the following life insurance policies:

(i)#12-646-210 (John C. Koss, Jr.);

(ii)#12-646-250 (Michael J. Koss);

(iii)#17-550-731 (John C. Koss, Jr.); and

(iv)#17-554-588 (Michael J. Koss).

ARTICLE II.Conditions

This Second Amendment shall be effective upon the satisfaction of the following conditions:

1.Amendment.  Bank shall have received a fully-executed, original version of this Second Amendment.

2.Payment of Lender’s Fee and Costs.  Bank shall have received payment in immediately available funds, of all fees and costs of Bank, including, without limitation, all attorneys’ fees and expenses incurred or paid by Bank in connection with the preparation of this Second Amendment and all ancillary documents related hereto.

ARTICLE III.Miscellaneous

1.Recitals.  The RECITALS set forth above are true, accurate and incorporated into the body of this Second Amendment by reference.

2.Counterparts; Signatures.  This Second Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement.  This Second Amendment may be executed in facsimile or electronic copy with the same binding effect as the original, but any party may request a paper original for its files and the other parties hereto shall be obligated to accommodate such a request.

3.Representation and Warranty.  Borrower represents and warrants to Bank that the execution and delivery of this Second Amendment is within its corporate power, has been duly authorized by proper organizational action on the part of Borrower, is not in violation of any existing law, rule or regulation of any governmental agency or authority, any order or decision of any court, the Articles of Incorporation or Bylaws of Borrower or the terms of any agreement, restriction or under-taking to which Borrower is a party or by which it is bound, and does not require any approval or consent of the board of directors or shareholders of Borrower, any governmental body, agency or authority or any other person or entity that have not already been obtained by Borrower.

4.Entire Agreement; Applicable Law.  The Credit Agreement, as amended by this Second Amendment is the entire agreement between the Parties with respect to the matters contained therein, the other Loan Documents, and herein, and this Second Amendment supersedes any prior discussions with respect to such an amendment.  This Second Amendment shall be governed by and construed in accordance with the internal laws of the State of Wisconsin without application of conflicts of laws.

5.Headings.  Paragraph headings used in this Second Amendment are for convenience only and shall not affect the construction of this Second Amendment.

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EXECUTION VERISON

IN WITNESS WHEREOF, the Parties have executed this Second Amendment as of the Effective Date.

TOWN BANK, N.A.

By:

KOSS CORPORATION, a Delaware corporation

By:

David Smith, CFO and Secretary

[Signature Page to Second Amendment to Revolving Credit Agreement]